ASSIGNMENT ASSUMPTION AND CONFIRMATION

This Assignment Assumption and Confirmation (this "Agreement") is entered into as of July 27th, 2006 by SH Celera Capital Corporation, a Maryland corporation ("Assignor") G/O Business Solutions, Inc. (formerly G/O International, Inc.), a Colorado corporation ("Assignee"), and X-tra Light Manufacturing, Inc. and X-tra Light Services LLC each Texas Limited Liability companies (collectively referred to as "X-tra Light").


                             RECITALS


A. Assignor and X-tra Light have entered into that certain Retainer Agreement dated June 9, 2006, a copy of which is attached here as Exhibit A (the "Retainer Agreement"), pursuant to which Assignor undertook to provide certain Business Development Services, as described in Schedule A to the Retainer Agreement, for the payments set forth in Schedule B of the Retainer Agreement and for further compensation and reimbursements as otherwise set forth in the Retainer Agreement.

B. Assignor has acquired controlling interest in and is the principal shareholder of Assignee, which has undertaken to engage in providing business development services such as those set forth in Schedule A to the Retainer Agreement, and both Assignor and X-tra Light consider it in each of their best interests that all of the rights and duties of Assignor under the Retainer Agreement be assigned over to Assignee and that Assignee undertake and assume the duties of Assignor as set forth in the Retainer Agreement.

C. Assignor is willing to assign all of its rights under the Retainer Agreement, Assignee is willing to accept such assignment and assume all of Assignor's duties under the Retainer Agreement, and X-tra Light is willing to consent to and confirm such assignment and assumption.


                            AGREEMENT


NOW, THEREFORE, in consideration of the foregoing premises, the covenants and agreements in this Assignment and additional consideration of $1 U.S. dollar, the parties hereto agree as follows

1. Assignor does hereby sell, transfer, convey, assign and deliver to Assignee all of Assignor's right, title, benefits, compensation and interest in and to the Retainer Agreement, the same to be held by Assignee for Assignee's own use and enjoyment, and for the use and enjoyment of Assignee's successors, assigns and other legal representatives, as fully and entirely as the same would have been held and enjoyed by Assignor if this assignment had not been made; together with all claims for damages by reason of violations of any terms of the Retainer Agreement, along with the right to sue for and collect such damages for the use and benefit of Assignee and its successors, assigns and other legal representatives. This Agreement replaces and supersedes any prior written or verbal agreements, understandings, communications or representations concerning the Retainer Agreement.

2. Assignor hereby represents and warrants that: (a) there has been no previous transfer or assignment of any rights in the Retainer Agreement by Assignor to any third party, and (b) that it has full power, and has taken all necessary action (if applicable), to make the present assignment.

3. Assignor warrants unto Assignee and further agrees that Assignor will, without demanding any further consideration therefor other than such consideration as agreed upon by the parties from time to time, at the request, but at the charge of Assignee, do all lawful and just acts including the execution and acknowledgment of instruments, that may be or become necessary for maintaining and perfecting Assignee's rights in and to Retainer Agreement, particularly in cases of interference and litigation.

4. Assignee hereby agrees to assume all of the duties and responsibilities of Assignor under the Retainer Agreement as set forth therein and as contemplated by the parties thereto. In connection therewith, Assignee shall faithfully perform such duties to the same standard as undertaken by Assignor.

5. Assignee hereby represents and warrants that: (a) it possesses the skill, knowledge and expertise necessary to fully perform all duties under the Retainer Agreement and (b) that it has full power, and has taken all necessary action (if applicable), to enter into the present assignment.

6. X-tra Light hereby consents to the assignment and the assumption set forth herein and hereby confirms its obligations and duties under the Retainer Agreement shall run to the benefit of Assignee, as though Assignee were the original party to the Retainer Agreement. X-tra Light represents and warrants that it has full power, and has taken all necessary action (if applicable), to execute and deliver this Agreement.

7. X-tra Light hereby releases Assignor from any further duties under the Retainer Agreement (including those set forth in Schedule A) other than the duty of confidentiality, which Assignor will observe.

8. Assignor hereby releases X-tra Light from any further duties to tender the compensation due pursuant to Schedule B of the Retainer Agreement and the reimbursement of out-of-pocket expenses set forth in paragraph 7 of the Retainer Agreement provided that such payments are made to Assignee pursuant to the terms of the Retainer Agreement and this Agreement.

9. Each of Assignor, Assignee and X-tra Light agree X-tra Light's undertakings respecting the limitation of Assignor's liability under paragraphs 8 and 11 or the Retainer Agreement and X-tra Light's undertaking regarding indemnification under paragraph 10 shall continue as to Assignor and shall be binding upon X-tra Light, as respect to Assignee. Further, X-tra Light acknowledges that paragraphs 12, 13, and 14 of the Retainer Agreement shall apply to Assignee.

10. Each of Assignor, Assignee and X-tra Light hereby acknowledge that the duty to continue confidentiality set forth in paragraph 9 of the Retainer Agreement, as memorialized in the Non-Disclosure and Non-Circumvention Agreement, attached as Exhibit 2 to the Retainer Agreement (the "ND-NC Agreement"), shall apply to each of them and to Assignee, as though Assignee were an original party thereto, it being expressly acknowledged that Assignee is a designated third-party beneficiary as provided in paragraph 24 of the ND-NC Agreement.

11. X-tra Light hereby consents to the assignment and transfer of all rights under Schedule B-1 to the Retainer Agreement and Exhibit B-1(a) the Registration Undertaking Agreement, attached thereto.

     12. This Agreement shall be controlled, construed and enforced in accordance with the laws of the State of Texas, without regard to the conflicts of law provisions thereof.

     13. This Agreement shall not be assignable by any party without prior written consent of the others.

     14. All paragraph headings herein are inserted for convenience only.
This Agreement may be executed in several counterparts, each of which shall be deemed an original, which together shall constitute one and the same instrument.

     15. This Agreement shall be binding upon and shall inure to the benefit of the heirs, executors, administrators and assigns of the Assignor, X-tra Light and the Assignee.

     16. All notices, requests, instructions, or other documents to be given hereunder shall be in writing and sent by registered mail:

          If to any Assignor: The address set forth in such Assignor's Counterpart Signature Page, delivered in connection with this Agreement.

          If to the Assignee: The address set forth in such Assignee's Counterpart Signature Page, delivered in connection with this Agreement.

          If to the X-tra Light: The address set forth in such X-tra Light's Counterpart Signature Page, delivered in connection with this Agreement.

17. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute one agreement.



SIGNATURES ON THE FOLLOWING PAGE

IN WITNESS WHEREOF, each of the parties hereto has executed this Assignment on the date first above written.

ASSIGNOR

SH Celera Capital Corporation, a Maryland
corporation
X/s/David Strawn
David Strawn,
Its Chief Executive Officer
14360 Sylvanfield Dr.
Houston, Texas 77014

ASSIGNEE

G/O Business Solutions, Inc. (formerly
G/O International, Inc.), a Colorado corporation
X/s/Brian Rodriguez
Brian Rodriguez
Its President
18205 Burkhardt
Tomball, Texas 77377

X-TRA LIGHT

X-tra Light Manufacturing Inc., a
Texas Limited Liability Company

X/s/Jerry Caroom
Jerry Caroom
Its Managing Member
8812 Frey Road
Houston, Texas 77034

X-tra Light Services LLC, a
Texas Limited Liability Company


X/s/Jerry Caroom
Jerry Caroom
Its Managing Member
8812 Frey Road
Houston, Texas 77034

                            Exhibit A

                   Copy of Retainer Agreement

                          EXHIBIT B-1(a)

                      UNDERTAKING AGREEMENT

                      UNDERTAKING AGREEMENT


THIS UNDERTAKING AGREEMENT (this "Agreement") is entered into as of June 9, 2006, by and among X-tra Light Manufacturing, Inc., a Texas Limited Liability Company ("XM"), X-tra-Light Services, LLC, a Texas Limited Liability Company ("XS") ( (XM and XS shall herein after be referred to, collectively as the "Company"), and SH Celera Capital Corporation, a Maryland corporation or its assigns (hereinafter referred to as "Consultant").

                            RECITALS:

WHEREAS, pursuant to the Retainer Agreement dated June 9, 2006 (the "Retainer Agreement") between and among the Company, its Principal Members and SH Celera Capital Corporation ("SHCCC"), the Company and the Principal Members have, undertaken and agreed to: (i) form a new entity that will hold all of the interests of XM and XS owned by Jerry Caroom ("Newco") and (ii) issue to the shareholders of SHCCC or its assign, as designated by SHCCC, shares of Newco's common stock (the "Shares"), as partial consideration for the Services rendered under the Retainer Agreement;

WHEREAS, as partial consideration for SHCCC's rendering of the Services under the Retainer Agreement, the Company has agreed and undertaken to complete and/or cause Newco to complete those activities necessary to register the Shares for distribution to the shareholders of SHCCC or its assign, as set forth in this Agreement;

                              TERMS:
NOW, THEREFORE, in consideration of the mutual promises, representations, warranties, covenants and conditions set forth in this Agreement and in the Retainer Agreement and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Certain Definitions. As used in this Agreement (including the Recitals above), the following terms shall have the following meanings (such meanings to be equally applicable to both singular and plural forms of the terms defined):

"Common Stock" shall mean Newco's common stock.

"Controlling Interest" shall mean the possession of in excess of 50% of the voting control of another entity.

"Covered Security" shall have the meaning set forth in Section 18 of the Securities Act of 1933, as amended and the rules and regulations promulgated thereunder.

"Due Date" shall mean the date that is two hundred and fifty five (255) days after the date of the Retainer Agreement.

"Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, together with the rules and regulations promulgated thereunder.

"Exchange Act Registration" shall mean and refer to a registration by the Company of the Company's Common Stock pursuant to Section 13 or 15(d) of the Exchange Act.

"Exchange Act Registration Filing Deadline" shall mean the date that is thirty
(30) days after the date of the Newco Formation Deadline, subject to extension, as provided herein.

"Holder" shall mean SHCCC or its assign, which may be any entity in which SHCCC possesses a Controlling Interest, directly, or indirectly, through one or more entities.

"Listing Application Filing" shall mean and refer to the filing by the Company of an application for listing with an exchange or market system that, upon approval for listing, will qualify the Company's shares of Common Stock, including the Registerable Securities, as a Covered Security.

"Listing Application Filing Deadline" shall mean a date that is 30 days after the completion of the Exchange Act Registration, subject to extension, as provided herein.

"Newco" shall mean a newly formed "C" corporation that shall hold all of the interests in XM and XS owned by Jerry Caroom, who shall, upon formation of Newco, contribute his interests in XM and MS on or before the "Newco Formation Deadline."

Newco Formation Deadline shall mean a date that is 30 days after the execution and delivery of the Retainer Agreement.

"Register," "Registered," and "Registration" shall mean and refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act, or the Exchange Act, as the case may be, or any successor rule, and the declaration or ordering of or automatic effectiveness of such registration statement or document.

 "Registerable Securities" shall mean those shares of the Common Stock together with any capital stock issued in replacement of, in exchange for or otherwise in respect of such Common Stock, that are issuable or issued to the shareholders of SHCCC or its assigns pursuant to the Retainer Agreement.

"SEC" shall mean the United States Securities and Exchange Commission.

"Securities Act" shall mean the Securities Act of 1933, as amended, together with the rules and regulations promulgated thereunder.

"Securities Act Registration" shall mean and refer to a Registration by Newco of the Registerable Securities pursuant to the Securities Act for distribution to the shareholders of Holder or its assign.

"Securities Act Registration Filing Deadline shall mean a date that is 30 days after the completion of the Exchange Act Registration, subject to extension as provided herein.

"SHCCC" shall have the meaning set forth in the preamble to this Agreement.

2. Newco Formation. Within 30 days after the date of the Retainer Agreement (the Newco Formation Deadline") the Company shall cause Newco to be formed under the laws of the State of Texas, and immediately, thereafter, Jerry Caroom shall contributed to Newco any an all right title and interest he possesses in and to the Company.

3. Required Registrations.

3.1 Exchange Act Registration. Within 30 days after the date Newco Formation Deadline, (the "Exchange Act Registration Filing Deadline"), Newco shall complete and file an Exchange Act Registration respecting the Common Stock. Provided, however, that the Exchange Act Registration Filing Deadline may be extended by Newco, if Newco shall furnish to Holder a certificate signed by the Chief Executive Officer of Newco stating that, in the good faith judgment of the Board of Director of Newco, it would be significantly disadvantageous to Newco and its shareholders for such an Exchange Act Registration to be filed, in which case the Exchange Act Registration Filing Deadline shall be extended for a period of not more than 30 days after the Exchange Act Registration Filing Deadline.


3.2. Securities Act Registration and Listing Application. Within 30 days after completion of the Exchange Act Registration (the Securities Act Registration Filing Deadline"), Newco shall, file a registration statement ("Registration Statement") on Form S-4 (or other suitable form, at Newco's discretion, but subject to the reasonable approval of SHCCC), covering the distribution and resale of the Registerable Securities to the shareholders of Holder, or its assign. Simultaneous therewith (the "Listing Application Filing Deadline") Newco shall file an application for listing of the Common Stock for trading on an exchange or market system that, when authorized for listing, would qualify its Common Stock as a "Covered Security" as provided in Section 18 of the Securities Act (the "Listing Application Filing") Provided, however, that the Securities Act Registration Filing Deadline and/or the Listing Application Filing Deadline may be extended by Newco, if Newco shall furnish to Holder a certificated signed by the Chief Executive Officer of Newco stating that in the good faith judgment of the Board of Director of Newco it would be significantly disadvantageous to Newco and its shareholders for such a Securities Act Registration Statement or Listing Application Filing to be filed, in which case the Securities Act Registration Filing Deadline and the Listing Application Filing Deadline shall be extended for a period of not more than 30 days after the Securities Act Registration Filing Deadline and/or the Listing Application Filing Deadline; provided, that the combined extensions of the Securities Act Registration Filing Deadline and the Listing Application Filing Deadline may not exceed 45 days.

3.3. Securities Act Registration Effective Date. Newco shall use its best efforts to have the Securities Act Registration Statement declared effective by the SEC (the date of such effectiveness is referred to herein as the "Effective Date") by the Due Date and Newco shall keep effective any Securities Act Registration or qualification contemplated by paragraph 3.2 and shall from time to time amend or supplement each applicable registration statement, preliminary prospectus, final prospectus, application, document and communication for such period of time as shall be required to permit the Holder to complete the distribution of the Registerable Securities covered thereby to its shareholders. Newco shall in no event be required to keep any such Securities Act Registration or qualification in effect for a period in excess of six months from the date on which the Holder and such holders are first free to distribute such Registered Securities; provided, however, that if Newco is required to keep any such registration or qualification in effect beyond such period with respect to securities other than the Registered Securities, Newco shall keep such registration or qualification in effect as it relates to the Registerable Securities for so long as such registration or qualification remains or is required to remain in effect in respect of such other securities.

3.4 Provision of Offering Materials. In the event of a Securities Act Registration pursuant to the provisions of paragraph 3.2, Newco shall furnish to the Holder and to each such holder such reasonable number of copies of the registration statement and of each amendment and supplement thereto (in each case, including all exhibits), such reasonable number of copies of each prospectus contained in such registration statement and each supplement or amendment thereto (including each preliminary prospectus), all of which shall conform to the requirements of the Securities Act and the rules and regulations there under, and such other documents as the Holder or such holders may reasonably request in order to facilitate the disposition of the Registered Securities included in such Registration.

3.5 Provision of Legal Opinion. In the event of a Securities Act Registration pursuant to the provisions of paragraph 3.2, Newco shall furnish the Holder and each holder of any shares so registered with an opinion of its counsel to the effect that (i) the registration statement has become effective under the Act and no order suspending the effectiveness of the registration statement, preventing or suspending the use of the registration statement, any preliminary prospectus, any final prospectus, or any amendment or supplement thereto has been issued, nor to such counsel's actual knowledge has the Securities and Exchange Commission or any securities or blue sky authority of any jurisdiction instituted or threatened to institute any proceedings with respect to such an order, and (ii) the registration statement and each prospectus forming a part thereof (including each preliminary prospectus), and any amendment or supplement thereto, complies as to form with the Act and the rules and regulations thereunder. If applicable, such counsel shall also provide a Blue Sky Memorandum setting forth the jurisdictions in which the Registerable Securities have been registered or qualified for distribution to the shareholders of Holder or its assigns, pursuant to the provisions of paragraph 3.


4. Obligations of the Company and of Newco.

     (a) Newco Formation. Whenever required under this Agreement to complete the Formation of Newco, the Company and the Principal Members shall, as expeditiously as possible organize and form Newco and effect the transfer of any and all interest in the Company held by Jerry Caroom to Newco.

     (b) Exchange Act Registration. Whenever required under this Agreement to effect the registration of the same class of Newco's shares as the Registerable Shares, pursuant the Exchange Act, Newco shall, as expeditiously as possible:

             a. Prepare and file with the Securities and Exchange Commission ("SEC") a Form 10 (with accompanying attachments) with respect to the same class of shares as the Registerable Securities and use its best efforts to cause such Registration Statement to become effective;

             b. Prepare and file with the SEC such amendments and supplements to such Form 10 as may be necessary to comply with the provisions of the Exchange Act.

             c. Promptly respond to any comment letters or inquiries received from the SEC in connection with the Form 10 or any documents filed in connection therewith in order to assure the effectiveness of the Form 10 as quickly as possible.

     (c) Obtaining Covered Securities Status. Whenever required under this Agreement to obtain Covered Securities status for the same class of securities as the Registerable Securities, Newco shall, as expeditiously as possible, take all actions as necessary to qualify Newco for listing (including all actions necessary to comply with corporate governance rules and regulations) and prepare and file an application with such exchange or market system the listing of the same class of shares as the Registerable Securities and use its best efforts to cause such listing to be approved and, upon distribution of the Registerable Securities, to become effective.


     (d) Securities Act Registration. Whenever required under this Agreement to effect the registration of any Registerable Securities under the Securities Act, Newco shall, as expeditiously as possible:

             a. Prepare and file with the Securities and Exchange Commission ("SEC") a Registration Statement with respect to such Registerable Securities and use its best efforts to cause such Registration Statement to become effective and to remain effective until all Registerable Securities are distributed pursuant to such Registration Statement, notwithstanding any Termination or Automatic Termination;

             b. Prepare and file with the SEC such amendments and supplements to such Registration Statement and the prospectus used in connection with such Registration Statement ("Amended Registration Statement") or prepare and file any additional registration statement ("Additional Registration Statement," together with the Amended Registration Statement, "Supplemental Registration Statements") as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Supplemental Registration Statements or such prior registration statement and to cover the distribution of all Registerable Securities.

             c. Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registerable Securities owned by them.

             d. Use its best efforts to register and qualify the securities covered by such Registration Statement under such other securities or Blue Sky laws of the jurisdictions in which the Holders are located, of such other jurisdictions as shall be reasonably requested by the Holders of the Registerable Securities covered by such Registration Statement and of all other jurisdictions where legally required.

             e. As promptly as practicable after becoming aware of such event, notify each Holder of Registerable Securities of the happening of any event of which Newco has knowledge, as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, use its best efforts promptly to prepare a supplement or amendment to the Registration Statement to correct such untrue statement or omission, and deliver a number of copies of such supplement or amendment to each Holder as such Holder may reasonably request.

             f. Provide Holders with notice of the date that a Registration Statement or any Amended Registration Statement registering the resale of the Registerable Securities is declared effective by the SEC, and the date or dates when the Registration Statement is no longer effective;

             g. Provide each Holder and their representatives the opportunity to review the Registration Statement and all amendments or supplements thereto prior to their filing with the SEC by giving each Holder at least ten (10) business days advance written prior to such filing.

             h. Provide each Holder with prompt notice of the issuance by t the SEC or any state securities commission or agency of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceeding for such purpose. Newco shall use its best efforts to prevent the issuance of any stop order and, if any is issued, to obtain the removal thereof at the earliest possible date.

5. Furnish Information. At Newco's request, each Holder and its assign shall furnish to Newco such information regarding Holder or its assign, the Registerable Securities held by him, her or it, and the intended method of disposition of such securities to the extent required to effect the registration of its Registerable Securities under the Exchange Act and the Securities Act and under any Listing Application Filing. Newco shall include all information provided by such Holder pursuant hereto in the Registration under the Exchange Act and the Securities Act Registrations and the Listing Application Filing, substantially in the form supplied, except to the extent such information is not permitted by law.

6. Expenses. All expenses, other than commissions and fees and expenses of counsel to the selling Holders, incurred in connection with registrations, filings or qualifications pursuant hereto, including (without limitation) all registration, filing, listing and qualification fees, printers' and accounting fees, fees and disbursements of counsel for Newco, shall be borne by Newco.


7. Indemnification. In the event any Registerable Securities are included in a Registration Statement under this Agreement:

        (a) To the extent permitted by law, Newco will indemnify and hold harmless each Holder, the officers, directors, partners, legal counsel, and accountants of each Holder, any underwriter (as defined in the Securities Act, or as deemed by the Securities Exchange Commission, or as indicated in a registration statement) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of Section 15 of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements or omissions: (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, or (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, and Newco will reimburse each such Holder, officer or director, underwriter or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 6(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of Newco (which consent shall not be unreasonably withheld), nor shall Newco be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, officer, director, underwriter or controlling person; provided however, that the above shall not relieve Newco from any other liabilities which it might otherwise have.

        (b) Each Holder of any securities included in such registration being effected shall indemnify and hold harmless Newco, its directors and officers, each underwriter and each other person, if any, who controls (within the meaning of the Securities Act) Newco or such other indemnified party, against any liability, joint or several, to which any such indemnified party may become subject under the Securities Act or any other statute or at common law, insofar as such liability (or actions in respect thereof) arises out of or is based upon any omission or alleged omission by such Holder to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in such registration statement, preliminary or final prospectus, amendment or supplement thereto in reliance upon and in conformity with information furnished in writing to Newco by such Holder specifically for use therein. Such Holder shall reimburse any indemnified party for any legal fees incurred in investigating or defending any such liability; provided, however, that such Holder's obligations hereunder shall be limited to an amount equal to the proceeds to such Holder of the securities sold in any such registration; and provided further, that no Holder shall be required to indemnify any party against any liability arising from any untrue or misleading statement or omission contained in any preliminary prospectus if such deficiency is corrected in the final prospectus or for any liability which arises out of the failure of such party to deliver a prospectus as required by the Securities Act.

        (c) Promptly after receipt by an indemnified party under this
        Section 6 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 7, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume, the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the reasonably incurred fees and expenses of one such counsel to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential conflicting interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if materially prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 7, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 7.

        (d) In the event that the indemnity provided in paragraphs (a) and/or (b) of this Section 6 is unavailable to or insufficient to hold harmless an indemnified party for any reason, Newco and each Holder agree to contribute to the aggregate claims, losses, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which Newco and one or more of the Holders may be subject in such proportion as is appropriate to reflect the relative fault of Newco and the Holders in connection with the statements or omissions which resulted in such Losses. Relative fault shall be determined by reference to whether any alleged untrue statement or omission relates to information provided by Newco or by the Holders. The Company and the Holders agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation that does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 6, each person who controls a Holder of Registerable Securities within the meaning of either the Securities Act or the Exchange Act and each director, officer, partner, employee and agent of a Holder shall have the same rights to contribution as such holder, and each person who controls Newco within the meaning of either the Securities Act or the Exchange Act and each director and officer of Newco shall have the same rights to contribution as Newco, subject in each case to the applicable terms and conditions of this paragraph (d).

        (e) The obligations of Newco and Holders under this Section 7 shall survive the resale, if any, of the Common Stock, the completion of any offering of Registerable Securities in a Registration Statement under this Agreement, and otherwise.

8. Reports Under Exchange Act. The Company agrees, following the Exchange Act Registration to:

        (a) make and keep public information available, as those terms are understood and defined in Rule 144; and

        (b) use its best efforts to file with the SEC, in a timely manner, all reports and other documents required of Newco under the Securities Act and the Exchange Act.


9. Remedy Upon Failure to Meet Deadlines. If the Company fails to: (i) form Newco by the Newco Formation Deadline, or if Newco fails to: (ii) file the Exchange Act Registration by the Exchange Act Registration Filing Deadline; or
(iii) to file the Securities Act Registration by the Securities Act Registration Deadline; or (iv) file the Listing Application by the Listing Application Filing Deadline, subject to any extensions as provided herein, or
(iv) by the Due Date, deliver the Registerable Shares to the Holder or its assign, for further distribution of such Shares to the shareholders of Holder or its assign, in fully registered form, the Company and/or Newco shall pay Holder a cash fee of $175,000, unless such failure results primarily from delays of the SEC or other regulatory body in connection with the Securities Act Registration, in which case, the Company and Newco, as of the Due Date, unless the Due Date is mutually extended by the Company and the Consultant, shall have no further obligation to issue the Shares or to pay the Share Compensation.

10. Amendment of Undertaking Agreement. Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and Newco and the written consent of each Holder affected thereby. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each Holder, each future Holder, and the Company and Newco.

11. Notices. All notices required or permitted under this Agreement shall be made in writing signed by the party making the same, shall specify the section under this Agreement pursuant to which it is given, and shall be addressed if to:

        The Company:

        X-tra Light Manufacturing, Inc.
        X-tra Light Services, LLC
        8812 Frey Road
        Houston, Texas 77034


        The Holder

        SH Celera Capital Corporation
        14360 Sylvanfield Drive
        Houston, Texas 77014

Any notice, except as otherwise provided in this Agreement, shall be made by fax and shall be deemed given at the time of transmission of the fax.

12. Termination. This Agreement shall terminate on the date all Registerable Securities are delivered by the Company as set forth in this Agreement or otherwise as provided in paragraph 9, herein above; but without prejudice to
(i) the parties' rights and obligations arising from breaches of this Agreement occurring prior to such termination, and (ii) other indemnification obligations under this Agreement.

13. Assignment. No assignment, transfer or delegation, whether by operation of law or otherwise, of any rights or obligations under this Agreement by the Company or any Holder, respectively, shall be made without the prior written consent of the majority in interest of the Holders or the Company, respectively; provided that the rights of a Holder may be transferred to a subsequent holder of the Holder's Registerable Securities (provided such transferee shall provide to the Company, together with or prior to such transferee's request to have such Registerable Securities included in a Registration, a writing executed by such transferee agreeing to be bound as a Holder by the terms of this Agreement), and the Company hereby agrees to file an amended registration statement including such transferee or a selling security holder thereunder; and provided further that the Company may transfer its rights and obligations under this Agreement to a purchaser of all or a substantial portion of its business if the obligations of the Company under this Agreement are assumed in connection with such transfer, either by merger or other operation of law (which may include without limitation a transaction whereby the Registerable Securities are converted into securities of the successor in interest) or by specific assumption executed by the transferee.

14. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas applicable to agreements made in and wholly to be performed in that jurisdiction, except for matters arising under the Securities Act or the Exchange Act, which matters shall be construed and interpreted in accordance with such laws. Any dispute arising out of or relating to this Agreement or the breach, termination or validity hereof shall be finally settled by the federal or state courts located in Harris County, Texas.

15. Execution in Counterparts Permitted. This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one (1) instrument.

16. Specific Performance. The Holder shall be entitled to the remedy of specific performance in the event of the Company's breach of this Agreement, the parties agreeing that a remedy at law would be inadequate; provided, however, that such remedy shall not be available if the Company's failure results from delays or impediments caused by any regulatory authority.

17. Indemnity. Each party shall indemnify each other party against any and all claims, damages (including reasonable attorney's fees), and expenses arising out of the first party's breach of any of the terms of this Agreement.

18. Entire Agreement; Written Amendments Required. This Agreement, the Retainer Agreement, and the other documents delivered pursuant hereto and thereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof, and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of June 9, 2006.


X-tra Light Manufacturing, Inc.



By/s/Jerry Caroom
Jerry Caroom
Its Managing Member

X-tra Light Services, LLC
Its Managing Member


By/s/Jerry Caroom
Jerry Caroom
Its Managing Member


SH Celera Capital Corporation,
A Maryland corporation

By /s/George Jarkesy
George Jarkesy,
Its President